EXHIBIT 99.2

Q3 | 2023 This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (GAAP). These items include, but are not limited to, earnings before interest, income taxes, depreciation and amortization (EBITDA), EBITDA for real estate (EBITDAre), earnings before interest, income taxes, depreciation, amortization, rent and management fees (EBITDARM), funds from operations (FFO), core funds from operations (Core FFO), adjusted funds from operations (AFFO), liquidity, net debt, net operating income (NOI), and cash NOI, as well as ratios derived from the foregoing. These measures (and the methodologies used to derive them) may not be comparable to those used by other companies. Refer to the glossary for a detailed explanation of these terms and reconciliations to the most directly comparable GAAP measures, as well as others appearing in the supplement. Management considers each item an important supplemental measure of operating and financial performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives, or superior measures, to net income or loss as an indicator of the Company's performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measures of profitability and/or liquidity, computed in accordance with GAAP. Certain statements contained herein, other than historical fact, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to extensions of the Company's term loan and revolving line of credit. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the expectations of Sila Realty Trust, Inc. (the "Company"), and investors should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and could materially affect the Company’s results of operations, financial condition, cash flows, performance or future achievements or events, including those described under the section entitled Part I, Item 1A. “Risk Factors” of the Company's 2022 Annual Report on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Forward Looking Statements Non-GAAP Measures Unaudited Financial Information Disclosures All quarterly information presented in this supplement is unaudited and should be read in conjunction with the Company’s audited consolidated financial statements (and the notes thereto) included in the Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 16, 2023. See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q3 | 2023 Section Page Corporate Address 1001 Water Street Suite 800 Tampa, FL 33602 Transfer Agent By Regular Mail: Computershare P.O. Box 43007 Providence, RI 02940-3007 By Overnight Delivery: Computershare 150 Royall Street, Suite 101 Canton, MA 02021 Contact Information Investor Support 833-404-4107 Miles Callahan, Senior Vice President of Capital Markets and Investor Relations IR@silarealtytrust.com www.silarealtytrust.com Quarterly Financial Summary ..................................................................... 3 Financial Statistics and Ratios ................................................................... 4 Condensed Consolidated Balance Sheets ............................................. 5 Condensed Consolidated Statements of Net Income ......................... 6 Reconciliations of Non-GAAP Measures - FFO, Core FFO, and AFFO ................................................................................................................. 7 Reconciliations of Non-GAAP Measures - EBITDA and EBITDAre ... 8 Reconciliations of Non-GAAP Measures - Net Operating Income (NOI) ................................................................................................................. 9 Same Store Cash NOI and Leasing Trends ............................................ 10 Debt .................................................................................................................. 11 Acquisitions and Dispositions .................................................................... 12 Property Map .................................................................................................. 13 Real Estate Diversification .......................................................................... 14 Portfolio ........................................................................................................... 16 Glossary ........................................................................................................... 20 Supplemental Information as of September 30, 2023 See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q3 | 2023 Three Months Ended Financial Results September 30, June 30, March 31, December 31, September 30, 2023 2023 2023 2022 2022 Rental revenue $ 48,542 $ 44,965 $ 49,644 $ 43,905 $ 46,881 Net income (loss) attributable to common stockholders $ 14,983 $ 3,855 $ 14,200 $ (34,762) $ 13,392 Net income (loss) per diluted share1 $ 0.06 $ 0.02 $ 0.06 $ (0.15) $ 0.06 EBITDAre $ 38,732 $ 34,686 $ 38,697 $ 33,864 $ 37,612 FFO $ 33,055 $ 28,999 $ 33,054 $ 28,005 $ 32,007 FFO per diluted share1 $ 0.15 $ 0.13 $ 0.14 $ 0.12 $ 0.14 Core FFO $ 33,377 $ 31,032 $ 33,510 $ 30,721 $ 32,301 Core FFO per diluted share1 $ 0.15 $ 0.14 $ 0.15 $ 0.14 $ 0.14 AFFO $ 34,128 $ 31,585 $ 34,247 $ 30,975 $ 31,243 AFFO per diluted share1 $ 0.15 $ 0.14 $ 0.15 $ 0.14 $ 0.14 Weighted average shares outstanding - diluted1 229,282,662 228,835,132 228,404,279 226,112,737 226,957,015 As of Portfolio Metrics September 30, June 30, March 31, December 31, September 30, 2023 2023 2023 2022 2022 Number of properties2 132 132 131 132 132 Rentable square feet (in thousands) 5,487 5,420 5,395 5,535 5,535 Weighted average rent escalation 2.1% 2.1% 2.1% 2.2% 2.2% Weighted average leased rate 99.4% 99.6% 99.4% 99.5% 99.5% Weighted average remaining lease term 8.8 years 9.1 years 9.2 years 9.3 years 9.5 years The following tables summarize the Company's quarterly financial results and portfolio metrics. | Page (1) For the three months ended December 31, 2022, diluted earnings per share was computed the same as basic earnings per share because the Company recorded a net loss. For the three months ended December 31, 2022, diluted FFO per share, diluted Core FFO per share and diluted AFFO per share were computed using weighted average diluted shares outstanding of 227,440,038. (2) Excludes two undeveloped land parcels. Quarterly Financial Summary (dollars in thousands, except share data and per share amounts) 3 See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q3 | 2023 Three Months Ended Interest Coverage Ratio September 30, June 30, March 31, December 31, September 30, 2023 2023 2023 2022 2022 Interest expense $ 5,653 $ 5,664 $ 5,622 $ 5,833 $ 5,579 EBITDAre 38,732 34,686 38,697 33,864 37,612 Interest coverage ratio 6.9 x 6.1 x 6.9 x 5.8 x 6.7 x As of Net Debt Ratios September 30, June 30, March 31, December 31, September 30, 2023 2023 2023 2022 2022 Principal debt outstanding $ 605,000 $ 565,000 $ 575,000 $ 583,000 $ 600,000 Less: cash and cash equivalents 14,563 21,497 22,230 12,917 17,291 Net debt 590,437 543,503 552,770 570,083 582,709 EBITDAre annualized1 148,512 143,832 131,172 136,212 153,780 Net debt to EBITDAre ratio 4.0 x 3.8 x 4.2 x 4.2 x 3.8 x Net debt $ 590,437 $ 543,503 $ 552,770 $ 570,083 $ 582,709 Adjusted fair value of real estate investments 2,447,094 2,387,442 2,383,635 2,400,885 2,439,585 Net debt leverage ratio 24.1% 22.8% 23.2% 23.7% 23.9 % Financial Metrics September 30, 2023 Other Key Metrics September 30, 2023 Net debt leverage ratio 24.1 % Total real estate investments at cost $ 2,419,923 Net debt to EBITDAre ratio 4.0 x Net asset value per share3 $ 8.13 Interest coverage ratio 6.9 x Class A annualized distribution per share $ 0.40 Liquidity2 $ 464,563 Class I annualized distribution per share $ 0.40 Class T annualized distribution per share $ 0.40 (1) EBITDAre is annualized by taking the current month amount, removing lease termination income and write-off of straight-line rent receivables related to prior periods, and multiplying by twelve months. (2) Liquidity represents cash and cash equivalents of $14.6 million and borrowing base availability on the Company’s credit facility of $450.0 million as of September 30, 2023. (3) The estimated net asset value per share was calculated as of March 31, 2023. Financial Statistics and Ratios (dollars in thousands, except per share amounts) | Page4 See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q3 | 2023 (Unaudited) September 30, 2023 December 31, 2022 ASSETS Real estate: Land $ 168,283 $ 163,419 Buildings and improvements, less accumulated depreciation of $246,257 and $209,118, respectively 1,716,978 1,716,663 Total real estate, net 1,885,261 1,880,082 Cash and cash equivalents 14,563 12,917 Intangible assets, less accumulated amortization of $104,869 and $90,239, respectively 159,178 167,483 Goodwill 20,128 21,710 Right-of-use assets 36,649 37,443 Other assets 103,346 100,167 Total assets $ 2,219,125 $ 2,219,802 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities: Credit facility, net of deferred financing costs of $1,948 and $2,412, respectively $ 603,052 $ 580,588 Accounts payable and other liabilities 29,871 30,619 Intangible liabilities, less accumulated amortization of $7,043 and $5,923, respectively 10,826 11,946 Lease liabilities 41,260 41,554 Total liabilities 685,009 664,707 Stockholders’ equity: Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding — — Common stock, $0.01 par value per share, 510,000,000 shares authorized; 243,870,433 and 241,425,332 shares issued, respectively; 227,555,999 and 226,255,969 shares outstanding, respectively 2,276 2,263 Additional paid-in capital 2,037,177 2,024,176 Distributions in excess of accumulated earnings (534,760) (499,334) Accumulated other comprehensive income 29,423 27,990 Total stockholders’ equity 1,534,116 1,555,095 Total liabilities and stockholders’ equity $ 2,219,125 $ 2,219,802 | Page5 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q3 | 2023 Three Months Ended September 30, Nine Months Ended September 30,   2023 2022 2023 2022 Revenue: Rental revenue $ 48,542 $ 46,881 $ 143,151 $ 136,081 Expenses: Rental expenses 5,005 4,590 14,728 13,219 General and administrative expenses 4,828 4,760 16,478 16,766 Depreciation and amortization 18,097 18,641 55,452 54,443 Impairment losses — — 6,708 7,387 Total operating expenses 27,930 27,991 93,366 91,815 Gain on real estate dispositions 1 — 22 460 Interest and other expenses, net 5,630 5,498 16,769 17,942 Net income attributable to common stockholders $ 14,983 $ 13,392 $ 33,038 $ 26,784 Weighted average number of common shares outstanding: Basic 227,436,306 225,638,485 226,995,005 225,052,921 Diluted 229,282,662 226,957,015 228,843,909 226,399,118 Net income per common share attributable to common stockholders: Basic $ 0.07 $ 0.06 $ 0.15 $ 0.12 Diluted $ 0.06 $ 0.06 $ 0.14 $ 0.12 Distributions declared per common share $ 0.10 $ 0.10 $ 0.30 $ 0.30 | Page6 Condensed Consolidated Statements of Net Income (unaudited; dollars in thousands, except share data and per share amounts) See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q3 | 2023 Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Net income attributable to common stockholders $ 14,983 $ 13,392 $ 33,038 $ 26,784 Adjustments: Depreciation and amortization 18,073 18,615 55,384 54,369 Gain on real estate dispositions (1) — (22) (460) Impairment losses — — 6,708 7,387 FFO $ 33,055 $ 32,007 $ 95,108 $ 88,080 Adjustments: Severance payments 43 23 83 889 Write-off of straight-line rent receivables related to prior periods — — 1,618 — Amortization of above (below) market lease intangibles, including ground leases 279 271 1,110 762 Loss on extinguishment of debt — — — 3,367 Core FFO $ 33,377 $ 32,301 $ 97,919 $ 93,098 Adjustments: Deferred rent 325 299 1,188 797 Straight-line rent adjustments (1,217) (2,630) (4,108) (7,653) Amortization of deferred financing costs 415 413 1,240 1,267 Stock-based compensation 1,228 860 3,721 3,034 AFFO $ 34,128 $ 31,243 $ 99,960 $ 90,543 Weighted average common shares outstanding - diluted 229,282,662 226,957,015 228,843,909 226,399,118 Net income per common share - diluted $ 0.06 $ 0.06 $ 0.14 $ 0.12 FFO per common share - diluted $ 0.15 $ 0.14 $ 0.42 $ 0.39 Core FFO per common share - diluted $ 0.15 $ 0.14 $ 0.43 $ 0.41 AFFO per common share - diluted $ 0.15 $ 0.14 $ 0.44 $ 0.40 | Page7 Reconciliations of Non-GAAP Measures - FFO, Core FFO and AFFO (dollars in thousands, except share data and per share amounts) See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q3 | 2023 Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Net income attributable to common stockholders $ 14,983 $ 13,392 $ 33,038 $ 26,784 Adjustments: Interest expense1 5,653 5,579 16,939 18,244 Depreciation and amortization 18,097 18,641 55,452 54,443 EBITDA $ 38,733 $ 37,612 $ 105,429 $ 99,471 Gain on real estate dispositions (1) — (22) (460) Impairment losses — — 6,708 7,387 EBITDAre $ 38,732 $ 37,612 $ 112,115 $ 106,398 (1) Includes loss on extinguishment of debt of $3.4 million for the nine months ended September 30, 2022, in connection with the repayment of our prior credit facility. | Page8 Reconciliations of Non-GAAP Measures - EBITDA and EBITDAre (dollars in thousands) See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q3 | 2023 Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Rental revenue $ 48,542 $ 46,881 $ 143,151 $ 136,081 Rental expenses (5,005) (4,590) (14,728) (13,219) Net operating income $ 43,537 $ 42,291 $ 128,423 $ 122,862 Adjustments: Straight-line rent adjustments, net of write-offs (1,217) (2,630) (2,490) (7,653) Amortization of above (below) market lease intangibles, including ground leases 279 271 1,110 762 Intercompany property management fee 1,237 1,358 3,918 3,952 Deferred rent 325 299 1,188 797 Cash NOI $ 44,161 $ 41,589 $ 132,149 $ 120,720 Cash NOI margin1 91.0% 88.7% 92.3% 88.7 % Cash NOI yield2 7.2% 7.1% 7.3% 7.1% (1) Calculated by dividing cash NOI by rental revenue. (2) Calculated using annualized cash NOI (determined by multiplying actual Cash NOI excluding lease termination income by four quarters, then adding lease termination income collected for the quarter) to weighted average total real estate investments at cost. | Page9 Reconciliations of Non-GAAP Measures - Net Operating Income (NOI) (dollars in thousands) See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q3 | 2023 127 Properties1 (1) Each period's results reflect only properties owned and operated for the entirety of all calendar periods being compared. Sa m e St or e C as h N et O pe ra tin g In co m e End of Period Leased Rate $39.5 $39.4 $39.1 $40.3 $40.3 99.5% 99.5% 99.3% 99.6% 99.4% 3Q22 4Q22 1Q23 2Q23 3Q23 $0M $9M $18M $27M $36M $45M 40% 50% 60% 70% 80% 90% 100% | Page10 Same Store Cash NOI and Leasing Trends See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q3 | 2023 $250M $275M $50M 2023 2024 2025 2026 2027 2028+ $0M $125M $250M $375M $500M Unsecured Credit Facility Key Covenants Required Actual Ratio of total indebtedness to total gross asset value ≤ 60.0% 25.0 % Ratio of secured indebtedness to total gross asset value ≤ 30.0% 0.0 % Ratio of adjusted EBITDA to fixed charges ≥ 1.50x 7.09 x The table above includes a summary of key financial covenants for the Company's credit facility, as defined and calculated within the terms of the agreements. These calculations are presented to reflect the Company's compliance with the covenants and are not intended to be measures of the Company's liquidity or performance. Debt Summary Hedged debt Amount Rate1 % of Total Credit facility term loans, fixed through interest rate swaps $ 525.0 3.3% 86.8 % Total hedged debt 525.0 3.3% 86.8 % Variable rate debt2 Revolving line of credit 50.0 6.7% 8.2 % Credit facility term loans 30.0 6.7% 5.0 % Total variable rate debt 80.0 6.7% 13.2 % Total debt $ 605.0 3.7% 100.0 % Debt Maturities (1) Weighted average interest rate as of September 30, 2023. (2) One-month Term Secured Overnight Financing Rate, or one-month Term SOFR, plus an applicable margin based on the Company's credit agreements. (3) The 2024 term loan, at the Company's election, may be extended for a period of six-months on no more than two occasions, subject to the satisfaction of certain conditions, including the payment of an extension fee. (4) The revolving line of credit, at the Company's election, may be extended for a period of six-months on no more than two occasions, subject to the satisfaction of certain conditions, including the payment of an extension fee. Credit Facility Revolving Line of Credit - VariableCredit Facility Term Loan - Fixed Through Swaps Credit Facility Term Loan - Variable 3 4 | Page11 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Debt (dollars in millions) Re vo lv er (U nd ra w n $4 50 M ) $30M

Q3 | 2023 2023 Acquisitions Date Acquired Property Rentable Square Feet Market State Acquisition Price (in thousands) 06/15/2023 West Palm Beach Healthcare Facility 25,150 West Palm FL $ 9,920 09/27/2023 Burr Ridge Healthcare Facility 104,912 Chicago IL 59,902 Total Year-to-Date Acquisitions 130,062 $ 69,822 2023 Dispositions Date Disposed Property Rentable Square Feet Market State Sale Price1 (in thousands) 03/31/2023 Cincinnati Healthcare Facility II 139,428 Cincinnati OH $ 12,500 09/29/2023 Harlingen Healthcare Facility 38,111 Brownsville TX 250 Total Year-to-Date Dispositions 177,539 $ 12,750 (1) The sale price for Cincinnati Healthcare Facility II consisted of $5.0 million in cash and $7.5 million that was structured as a note receivable, which was repaid on June 30, 2023. | Page12 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Acquisitions and Dispositions

Q3 | 2023 (1) Based on annualized September 2023 contractual base rent. (2) Excludes two undeveloped land parcels. | Page13 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Property Map (as of September 30, 2023) 36.5% 25.0% 15.8% 10.8% 9.9% 2.0% Property Diversification Medical Office Building Inpatient Rehabilitation Facility Surgical Hospital Long-Term Acute Care Hospital Specialty Facility (Behavioral & Transitional Care) Short-Term Acute Care Hospital 67.4% 13.6% 7.6% 7.6% 1.5% 2.3% Properties2Annualized Base Rent1 89.4% 10.6% 91.5% 8.5% Annualized Base Rent1 Properties2 Single/Multi-Tenant Concentration Single Tenant Multi-Tenant

Q3 | 2023 11.2% 7.3% 6.8% 5.0% 4.4% 3.9% 3.7% 3.1% 2.7% 2.6% Houston Dallas Oklahoma City San Antonio Philadelphia Akron Des Moines Riverside Chicago Austin Total Statistics As of September 30, 2023 2022 Rentable square feet 5,487,029 5,534,508 Number of properties1 132 132 Weighted average annualized base rent per leased square foot $31.95 $30.57 Weighted average remaining lease term 8.8 years 9.5 years Weighted average leased rate 99.4% 99.5 % Top 10 Markets2 As of September 30, 2023 As of September 30, 2022 Rentable Square Feet % Leased4 Rentable Square Feet % Leased4 Houston 490,742 100.0% 490,742 100.0 % Dallas 312,590 100.0% 312,590 100.0 % Oklahoma City 479,137 100.0% 479,137 100.0 % San Antonio 293,782 96.3% 293,782 100.0 % Philadelphia 122,356 100.0% 122,356 100.0 % Akron 191,269 100.0% 191,269 100.0 % Des Moines 244,548 100.0% 244,548 100.0 % Riverside 73,643 100.0% 73,643 100.0 % Chicago 129,634 100.0% 24,722 100.0 % Austin 125,269 100.0% 125,271 100.0 % Total 2,462,970 99.6% 2,358,060 100.0 % Top 10 Markets2,3 (1) Excludes two undeveloped land parcels as of September 30, 2023 and September 30, 2022. (2) Based on annualized September 2023 contractual base rent. (3) Represents each market's annualized September 2023 contractual base rent as a percentage of total annualized September 2023 contractual base rent. (4) Weighted average based on rentable square feet. | Page14 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Real Estate Diversification

Q3 | 2023 14.5% 8.4% 7.3% 6.4% 5.4% 5.3% 5.2% 4.5% 4.3% 3.1% Post Acute Medical, LLC Board of Regents of the University of Texas System Baylor Scott and White Health Community Health Systems, Inc. Integris Health, Inc. Genesis Care Pty Ltd Trinity Health Select Medical Holdings Corporation Surgery Partners, Inc. Vibra Healthcare, LLC 20.2% 42.7% 37.1% A nn ua liz ed B as e Re nt Square Feet 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Thereafter $0M $10M $20M $30M $40M $50M $60M $70M $80M $90M 0.0M 0.5M 1.0M 1.5M 2.0M 2.5M 3.0M Tenant Diversification1,2 Lease Expirations (1) Based on annualized September 2023 contractual base rent. (2) Includes tenants under common control. (3) All credit ratings are from major credit rating agencies. Parent credit rating is used where tenant is not rated. (4) Specialty Facility includes Behavioral and Transitional Care facilities. (5) Included within non-reporting properties is (i) the Company’s portfolio of properties operated by Genesis Care Pty Limited, which filed for Chapter 11 bankruptcy protection in June 2023, and (ii) the Company’s Webster Healthcare Facility II, which has a tenant with a AAA credit rating. Annualized Base Rent Expiring Leased Square Feet Tenant Credit Concentrations1,3 Investment Grade Rated Tenant/ Guarantor or Affiliate Rated Tenant/Guarantor or Affiliate Non-Rated Tenant/Guarantor 1 Real Estate Diversification | Page15 See the glossary for a description of the Company's non-GAAP financial and operating metrics. % of ABR1 EBITDARM Coverage Medical Office Building 15.4% 5.60x Inpatient Rehabilitation Facility 20.8% 2.86x Long-Term Acute Care Hospital 8.3% 2.71x Surgical Hospital 11.4% 4.83x Specialty Facility4 0.7% 1.32x Short-Term Acute Care Hospital 1.5% 5.72x Reporting Properties 58.1% 4.01x Non-Reporting Properties5 41.9% Total Portfolio 100.0% EBITDARM Coverage Ratio

Q3 | 2023 Market Property Name State Rentable Square Feet Date Acquired % Leased Property Subtype Akron Akron Healthcare Facility OH 98,705 10/4/2019 100.0 % Medical Office Building Akron Akron Healthcare Facility II OH 38,564 10/4/2019 100.0 % Medical Office Building Akron Akron Healthcare Facility III OH 54,000 10/4/2019 100.0 % Long-Term Acute Care Hospital Alexandria Alexandria Healthcare Facility LA 15,600 10/4/2019 100.0 % Medical Office Building Appleton Appleton Healthcare Facility WI 7,552 10/4/2019 100.0 % Medical Office Building Augusta Augusta Healthcare Facility ME 51,000 7/22/2015 100.0 % Medical Office Building Augusta Oakland Healthcare Facility ME 20,000 7/22/2015 100.0 % Medical Office Building Austin Austin Healthcare Facility TX 66,095 3/31/2017 100.0 % Inpatient Rehabilitation Facility Austin Austin Healthcare Facility II TX 18,275 10/4/2019 100.0 % Medical Office Building Austin Luling Healthcare Facility TX 40,901 7/30/2015 100.0 % Long-Term Acute Care Hospital Beaumont Beaumont Healthcare Facility TX 61,000 3/31/2017 100.0 % Inpatient Rehabilitation Facility Boston Stoughton Healthcare Facility MA 180,744 12/23/2014 100.0 % Long-Term Acute Care Hospital Bremerton Silverdale Healthcare Facility WA 26,127 8/25/2017 100.0 % Medical Office Building Bremerton Silverdale Healthcare Facility II WA 19,184 9/20/2017 100.0 % Medical Office Building Chicago Aurora Healthcare Facility IL 24,722 3/30/2017 100.0 % Medical Office Building Chicago Burr Ridge Healthcare Facility IL 104,912 9/27/2023 100.0 % Medical Office Building Cincinnati Cincinnati Healthcare Facility OH 14,868 10/29/2014 100.0 % Medical Office Building Cincinnati Cincinnati Healthcare Facility III OH 41,600 7/22/2015 100.0 % Medical Office Building Cincinnati Florence Healthcare Facility KY 41,600 7/22/2015 100.0 % Medical Office Building Corpus Christi Corpus Christi Healthcare Facility TX 25,102 12/22/2016 100.0 % Medical Office Building Dallas Allen Healthcare Facility TX 42,627 3/31/2017 100.0 % Inpatient Rehabilitation Facility Dallas Carrollton Healthcare Facility TX 21,990 4/27/2018 100.0 % Medical Office Building Dallas Dallas Healthcare Facility TX 62,390 10/4/2019 100.0 % Surgical Hospital Dallas Fort Worth Healthcare Facility TX 83,464 12/31/2014 100.0 % Surgical Hospital Dallas Fort Worth Healthcare Facility II TX 8,268 12/31/2014 100.0 % Medical Office Building Dallas Fort Worth Healthcare Facility III TX 36,800 12/23/2015 100.0 % Medical Office Building Dallas Frisco Healthcare Facility TX 57,051 10/4/2019 100.0 % Inpatient Rehabilitation Facility Denver Denver Healthcare Facility CO 131,210 10/4/2019 100.0 % Long-Term Acute Care Hospital Des Moines Clive Healthcare Facility IA 58,156 11/26/2018 100.0 % Medical Office Building Des Moines Clive Healthcare Facility II IA 63,224 12/8/2021 100.0 % Medical Office Building Des Moines Clive Healthcare Facility III IA 33,974 12/8/2021 100.0 % Medical Office Building Des Moines Clive Healthcare Facility IV IA 35,419 12/8/2021 100.0 % Medical Office Building Des Moines Clive Undeveloped Land IA — 12/8/2021 — % Undeveloped Land Des Moines Clive Undeveloped Land II IA — 12/8/2021 — % Undeveloped Land Des Moines Grimes Healthcare Facility IA 14,669 2/19/2020 100.0 % Medical Office Building Des Moines Indianola Healthcare Facility IA 18,116 9/26/2018 100.0 % Medical Office Building Des Moines Indianola Healthcare Facility II IA 20,990 9/26/2018 100.0 % Medical Office Building Destin Crestview Healthcare Facility FL 5,685 10/4/2019 100.0 % Medical Office Building Destin Fort Walton Beach Healthcare Facility FL 9,017 10/4/2019 100.0 % Medical Office Building | Page16 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Portfolio (as of September 30, 2023)

Q3 | 2023 Market Property Name State Rentable Square Feet Date Acquired % Leased Property Subtype Destin Santa Rosa Beach Healthcare Facility FL 5,000 10/4/2019 100.0 % Medical Office Building Elkhart Goshen Healthcare Facility IN 15,462 10/4/2019 100.0 % Medical Office Building Fayetteville Fayetteville Healthcare Facility AR 55,740 10/4/2019 100.0 % Surgical Hospital Fort Myers Bonita Springs Healthcare Facility FL 9,800 10/4/2019 100.0 % Medical Office Building Fort Myers Fort Myers Healthcare Facility FL 32,148 10/4/2019 100.0 % Medical Office Building Fort Myers Fort Myers Healthcare Facility II FL 47,089 10/4/2019 100.0 % Medical Office Building Fort Myers Lehigh Acres Healthcare Facility FL 5,746 10/4/2019 100.0 % Medical Office Building Grand Rapids Grand Rapids Healthcare Facility MI 108,014 12/7/2016 83.5 % Medical Office Building Green Bay Bellevue Healthcare Facility WI 5,838 10/4/2019 100.0 % Medical Office Building Green Bay De Pere Healthcare Facility WI 7,100 10/4/2019 100.0 % Medical Office Building Green Bay Howard Healthcare Facility WI 7,552 10/4/2019 100.0 % Medical Office Building Green Bay Manitowoc Healthcare Facility WI 7,987 10/4/2019 100.0 % Medical Office Building Green Bay Manitowoc Healthcare Facility II WI 36,090 10/4/2019 100.0 % Medical Office Building Green Bay Marinette Healthcare Facility WI 4,178 10/4/2019 100.0 % Medical Office Building Green Bay Sturgeon Bay Healthcare Facility WI 3,100 10/4/2019 100.0 % Medical Office Building Hammond Hammond Healthcare Facility LA 63,000 10/4/2019 100.0 % Surgical Hospital Hammond Hammond Healthcare Facility II LA 23,835 10/4/2019 100.0 % Long-Term Acute Care Hospital Houston Houston Healthcare Facility TX 13,645 7/31/2014 100.0 % Medical Office Building Houston Houston Healthcare Facility III TX 16,217 10/4/2019 100.0 % Medical Office Building Houston Katy Healthcare Facility TX 34,296 6/8/2018 100.0 % Specialty Facility (Behavioral & Transitional Care) Houston Webster Healthcare Facility TX 53,514 6/5/2015 100.0 % Inpatient Rehabilitation Facility Houston Webster Healthcare Facility II TX 373,070 10/4/2019 100.0 % Short-Term Acute Care Hospital Indianapolis Greenwood Healthcare Facility IN 53,560 4/19/2021 100.0 % Inpatient Rehabilitation Facility Jacksonville Jacksonville Healthcare Facility FL 13,082 10/4/2019 100.0 % Medical Office Building Kansas City Overland Park Healthcare Facility KS 54,568 2/17/2015 100.0 % Inpatient Rehabilitation Facility Lafayette Lafayette Healthcare Facility LA 73,824 10/4/2019 100.0 % Surgical Hospital Lakeland Winter Haven Healthcare Facility FL 7,560 1/27/2015 100.0 % Medical Office Building Laredo Laredo Healthcare Facility TX 61,677 9/19/2019 100.0 % Medical Office Building Laredo Laredo Healthcare Facility II TX 118,132 9/19/2019 100.0 % Medical Office Building Las Vegas Henderson Healthcare Facility NV 6,685 10/4/2019 100.0 % Medical Office Building Las Vegas Las Vegas Healthcare Facility NV 56,220 6/24/2016 100.0 % Inpatient Rehabilitation Facility Las Vegas Las Vegas Healthcare Facility II NV 6,963 10/4/2019 100.0 % Medical Office Building Lexington Frankfort Healthcare Facility KY 4,000 10/4/2019 100.0 % Medical Office Building Little Rock Benton Healthcare Facility AR 104,419 10/17/2018 100.0 % Medical Office Building Little Rock Benton Healthcare Facility II AR 11,350 10/17/2018 100.0 % Medical Office Building Little Rock Bryant Healthcare Facility AR 23,450 10/17/2018 100.0 % Medical Office Building | Page17 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Portfolio (Continued)

Q3 | 2023 Market Property Name State Rentable Square Feet Date Acquired % Leased Property Subtype Little Rock Bryant Healthcare Facility II AR 16,425 8/16/2019 100.0 % Medical Office Building Little Rock Hot Springs Healthcare Facility AR 8,573 10/17/2018 100.0 % Medical Office Building Los Angeles El Segundo Healthcare Facility CA 12,163 10/4/2019 100.0 % Medical Office Building Lubbock Lubbock Healthcare Facility TX 102,143 10/4/2019 100.0 % Surgical Hospital Martinsburg Fairlea Healthcare Facility WV 5,200 10/4/2019 100.0 % Medical Office Building New Orleans Covington Healthcare Facility LA 43,250 10/4/2019 100.0 % Long-Term Acute Care Hospital Oklahoma City Edmond Healthcare Facility OK 17,700 1/20/2016 100.0 % Medical Office Building Oklahoma City Newcastle Healthcare Facility OK 7,424 2/3/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility OK 94,076 12/29/2015 100.0 % Short-Term Acute Care Hospital Oklahoma City Oklahoma City Healthcare Facility II OK 41,394 12/29/2015 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility III OK 5,000 1/27/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility IV OK 8,762 1/27/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility V OK 43,676 2/11/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility VI OK 14,676 3/7/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility VII OK 102,978 6/22/2016 100.0 % Surgical Hospital Oklahoma City Oklahoma City Healthcare Facility VIII OK 62,857 6/30/2016 100.0 % Surgical Hospital Oklahoma City Oklahoma City Healthcare Facility IX OK 34,970 10/4/2019 100.0 % Medical Office Building Oklahoma City Yukon Healthcare Facility OK 45,624 3/10/2022 100.0 % Medical Office Building Omaha Omaha Healthcare Facility NE 40,402 10/14/2015 100.0 % Specialty Facility (Behavioral & Transitional Care) Oshkosh Oshkosh Healthcare Facility WI 8,717 10/4/2019 100.0 % Medical Office Building Philadelphia Marlton Healthcare Facility NJ 89,139 11/1/2016 100.0 % Inpatient Rehabilitation Facility Philadelphia Wyomissing Healthcare Facility PA 33,217 7/24/2015 100.0 % Surgical Hospital Pittsburgh Clarion Healthcare Facility PA 33,000 6/1/2015 100.0 % Medical Office Building Pittsburgh Pleasant Hills Healthcare Facility PA 33,712 5/12/2022 100.0 % Medical Office Building Poplar Bluff Poplar Bluff Healthcare Facility MO 71,519 9/19/2019 100.0 % Medical Office Building Prosser Prosser Healthcare Facility I WA 6,000 5/20/2022 100.0 % Medical Office Building Prosser Prosser Healthcare Facility II WA 9,230 5/20/2022 100.0 % Medical Office Building Prosser Prosser Healthcare Facility III WA 5,400 5/20/2022 100.0 % Medical Office Building Providence New Bedford Healthcare Facility MA 70,657 10/4/2019 100.0 % Long-Term Acute Care Hospital Providence North Smithfield Healthcare Facility RI 92,944 10/4/2019 100.0 % Inpatient Rehabilitation Facility Riverside Palm Desert Healthcare Facility CA 6,963 10/4/2019 100.0 % Medical Office Building Riverside Rancho Mirage Healthcare Facility CA 47,008 3/1/2016 100.0 % Inpatient Rehabilitation Facility Riverside Rancho Mirage Healthcare Facility II CA 7,432 10/4/2019 100.0 % Medical Office Building Riverside Yucca Valley Healthcare Facility CA 12,240 10/4/2019 100.0 % Medical Office Building Saginaw Saginaw Healthcare Facility MI 87,843 12/21/2017 100.0 % Medical Office Building San Antonio New Braunfels Healthcare Facility TX 27,971 10/4/2019 100.0 % Long-Term Acute Care Hospital San Antonio San Antonio Healthcare Facility TX 44,746 6/29/2017 100.0 % Specialty Facility (Behavioral & Transitional Care) San Antonio San Antonio Healthcare Facility III TX 50,000 10/4/2019 100.0 % Inpatient Rehabilitation Facility San Antonio San Antonio Healthcare Facility IV TX 113,136 10/4/2019 100.0 % Inpatient Rehabilitation Facility San Antonio San Antonio Healthcare Facility V TX 57,929 10/4/2019 81.3 % Medical Office Building San Diego Escondido Healthcare Facility CA 56,800 7/21/2022 100.0 % Inpatient Rehabilitation Facility Sarasota Lakewood Ranch Healthcare Facility FL 10,919 10/4/2019 100.0 % Medical Office Building | Page18 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Portfolio (Continued)

Q3 | 2023 Market Property Name State Rentable Square Feet Date Acquired % Leased Property Subtype Savannah Savannah Healthcare Facility GA 48,184 10/4/2019 100.0 % Long-Term Acute Care Hospital Scranton Wilkes-Barre Healthcare Facility PA 15,996 10/4/2019 100.0 % Medical Office Building Sherman Sherman Healthcare Facility TX 57,576 11/20/2015 100.0 % Surgical Hospital Sherman Sherman Healthcare Facility II TX 8,055 11/20/2015 100.0 % Medical Office Building St. Louis Bridgeton Healthcare Facility MO 66,914 10/4/2019 100.0 % Inpatient Rehabilitation Facility Tampa Tampa Healthcare Facility FL 33,822 9/8/2020 100.0 % Medical Office Building Tampa Tampa Healthcare Facility II FL 87,649 7/20/2022 100.0 % Inpatient Rehabilitation Facility Tucson Tucson Healthcare Facility AZ 34,009 9/19/2019 100.0 % Medical Office Building Tucson Tucson Healthcare Facility II AZ 60,913 12/26/2019 100.0 % Inpatient Rehabilitation Facility Tucson Tucson Healthcare Facility III AZ 20,000 12/27/2019 100.0 % Medical Office Building Tucson Tucson Healthcare Facility IV AZ 44,692 12/22/2020 95.3 % Medical Office Building Valdosta Valdosta Healthcare Facility GA 24,750 11/28/2018 100.0 % Medical Office Building Valdosta Valdosta Healthcare Facility II GA 12,745 11/28/2018 100.0 % Medical Office Building Victoria Victoria Healthcare Facility TX 34,297 10/4/2019 100.0 % Inpatient Rehabilitation Facility Victoria Victoria Healthcare Facility II TX 28,752 10/4/2019 100.0 % Long-Term Acute Care Hospital West Palm Beach West Palm Beach Healthcare Facility FL 25,150 6/15/2023 100.0 % Medical Office Building Winston Winston-Salem Healthcare Facility NC 22,200 12/17/2014 100.0 % Medical Office Building | Page19 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Portfolio (Continued)

Q3 | 2023 Contractual Annualized Base Rent The sum of each tenant’s contractual base rent in the last month of the period multiplied by twelve months, unless otherwise specified. Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) These supplemental non-GAAP performance measures are defined as net income or loss, calculated in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization. EBITDAre also includes adjustments for impairments of real estate assets and gains or losses from the disposition of properties. EBITDAre is a definition promulgated by the National Association of Real Estate Investment Trusts (NAREIT). The Company believes these metrics are important indicators of the Company’s operating performance and its ability to service debt. The following is a reconciliation of net income (loss) attributable to common stockholders, which is the most directly comparable GAAP financial measure, to EBITDA and EBITDAre for the following quarterly periods (amounts in thousands): Adjusted Fair Value of Real Estate Investments Adjusted fair value of real estate investments is calculated using the real estate values determined as of the most recent NAV (as defined below), adjusted for property acquisitions and dispositions, major capital expenditures, and impairments. Three Months Ended September 30, June 30, March 31, December 31, September 30, 2023 2023 2023 2022 2022 Net income (loss) attributable to common stockholders $ 14,983 $ 3,855 $ 14,200 $ (34,762) $ 13,392 Adjustments: Interest expense 5,653 5,664 5,622 5,833 5,579 Depreciation and amortization 18,097 18,803 18,552 22,756 18,641 EBITDA $ 38,733 $ 28,322 $ 38,374 $ (6,173) $ 37,612 Gain on real estate dispositions (1) — (21) — — Impairment losses — 6,364 344 40,037 — EBITDAre $ 38,732 $ 34,686 $ 38,697 $ 33,864 $ 37,612 Glossary | Page20 Earnings Before Interest, Taxes, Depreciation, Amortization, Rent and Management Fees (EBITDARM) EBITDARM Coverage The Company utilizes EBITDARM, a supplemental non-GAAP performance measure, to evaluate the core operations of our tenants and/or guarantors (together, the “Obligor”) of our properties. An Obligor’s reported EBITDARM may be adjusted for certain non-recurring items or items not core to operations. Management believes such adjustments are reasonable and necessary to evaluate Obligor performance. Most Obligor financial statements are unaudited, and we have not independently verified any financial information received from Obligors and, therefore, we cannot confirm that such information is accurate or complete. Represents the ratio of EBITDARM of our reporting Obligors, divided by either (i) in the case of tenant individual property level reporting, the rent payable to the Company for the related period, or (ii) in the case of tenant multiple property level reporting, or in the case of guarantor reporting, total rent reported in its financial statements. EBITDARM Coverage is one indicator of an Obligor’s ability to generate sufficient cash flows to cover its rental obligations. This ratio is based on the latest financial statements available to the Company and is calculated on a trailing twelve-month basis, when available and appropriate. For reporting purposes, the ratio for each Obligor is then weighted based on the annualized base rent of the reporting property. Properties for which Obligor financial statements are excluded include those (i) that are either not available or not sufficiently detailed, (ii) are not operating or are currently unoccupied, (iii) where the Obligor has filed for bankruptcy, or (iv) properties which are not stabilized. Properties with new operations are considered stabilized only upon the earlier to occur of (i) the Obligor generating a 1.25x EBITDARM Coverage ratio, or (ii) twenty-four months after the property has been open for operations.

Q3 | 2023 Three Months Ended September 30, June 30, March 31, December 31, September 30, 2023 2023 2023 2022 2022 Net income (loss) attributable to common stockholders $ 14,983 $ 3,855 $ 14,200 $ (34,762) $ 13,392 Adjustments: Depreciation and amortization 18,073 18,780 18,531 22,730 18,615 Gain on real estate dispositions (1) — (21) — — Impairment losses — 6,364 344 40,037 — FFO $ 33,055 $ 28,999 $ 33,054 $ 28,005 $ 32,007 Adjustments: Severance payments 43 8 32 — 23 Write-off of straight-line rent receivables related to prior periods — 1,479 139 2,434 — Amortization of above (below) market lease intangibles, including ground leases 279 546 285 282 271 Loss on extinguishment of debt — — — — — Core FFO $ 33,377 $ 31,032 $ 33,510 $ 30,721 $ 32,301 Adjustments: Deferred rent 325 344 519 738 299 Straight-line rent adjustments (1,217) (1,454) (1,437) (2,042) (2,630) Amortization of deferred financing costs 415 412 413 412 413 Stock-based compensation 1,228 1,251 1,242 1,146 860 AFFO $ 34,128 $ 31,585 $ 34,247 $ 30,975 $ 31,243 The following is a reconciliation of net income (loss) attributable to common stockholders, which is the most directly comparable GAAP financial measure, to FFO, Core FFO and AFFO for the following quarterly periods (amounts in thousands): Funds From Operations (FFO), Core Funds From Operations, and Adjusted Funds From Operations (AFFO) FFO, a non-GAAP financial measure, is calculated consistent with NAREIT’s definition, as net income (loss) (calculated in accordance with GAAP), excluding gains (or losses) from sales of real estate assets and impairments of real estate assets and goodwill, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than the Company does, making comparisons less meaningful. The Company calculates Core FFO by adjusting FFO to remove the effect of items that are not expected to impact its operating performance on an ongoing basis and consider it to be a useful supplemental measure because it provides investors with additional information to understand our sustainable performance. These include severance payments, write-off of straight-line rent receivables related to prior periods, amortization of above- and below-market leases (including ground leases), and loss on extinguishment of debt. Other REITs may use different methodologies for calculating Core FFO and, accordingly, the Company’s Core FFO may not be comparable to other REITs. In addition to FFO and Core FFO, the Company uses AFFO as a non-GAAP supplemental financial performance measure because the Company believes it provides to investors appropriate supplemental information to evaluate the ongoing operations of the Company. AFFO is a metric used by management to evaluate the Company's dividend policy. The Company calculates AFFO by further adjusting Core FFO for the following items: deferred rent, current period straight-line rent , amortization of deferred financing costs and stock-based compensation. Other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs. FFO, Core FFO and AFFO should not be considered to be more relevant or accurate than the GAAP methodology in calculating net income (loss) or in its applicability in evaluating our operational performance. The method used to evaluate the value and performance of real estate under GAAP should be considered as a more relevant measure of operating performance and considered more prominent than the non-GAAP FFO, Core FFO and AFFO measures and the adjustments to GAAP in calculating FFO, Core FFO and AFFO. Glossary | Page21

Q3 | 2023 Net Debt Net debt, a non-GAAP financial measure, represents principal debt outstanding less cash and cash equivalents. Net debt provides useful information by calculating and monitoring the Company’s leverage metrics. The following is a reconciliation of total credit facility debt, net, which is the most directly comparable GAAP financial measure to net debt, for the following quarterly periods (amounts in thousands): As of September 30, June 30, March 31, December 31, September 30, 2023 2023 2023 2022 2022 Total credit facility debt, net $ 603,052 $ 562,893 $ 572,734 $ 580,588 $ 597,430 Deferred financing costs, net 1,948 2,107 2,266 2,412 2,570 Principal debt outstanding 605,000 565,000 575,000 583,000 600,000 Less: cash and cash equivalents 14,563 21,497 22,230 12,917 17,291 Net debt $ 590,437 $ 543,503 $ 552,770 $ 570,083 $ 582,709 Net Asset Value (NAV) NAV is determined by the board of directors, at the recommendation of the Company's audit committee, and based on the estimated fair value of the Company’s assets, less the estimated fair value of the Company’s liabilities, divided by the number of shares outstanding on a diluted basis. This valuation is performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC. Liquidity A financial metric that represents the outstanding cash and cash equivalents combined with the remaining borrowing base availability on the Company’s credit facility at a point in time. Glossary | Page22

Q3 | 2023 The following is a reconciliation from net income (loss) attributable to common stockholders, which is the most directly comparable GAAP financial measure, to NOI, Cash NOI and Same Store Cash NOI, for the following periods (amounts in thousands): Net Operating Income (NOI), Cash NOI and Same Store Cash NOI NOI, a non-GAAP financial measure, is defined as rental revenue, less rental expenses, on an accrual basis. Cash NOI is calculated to exclude the impact of GAAP adjustments to rental revenue and rental expenses, consisting of straight-line rent adjustments, net of write- offs, amortization of lease related intangibles and ground leases, and intercompany property management fees, then including deferred rent received in cash, and is used to evaluate the cash-based performance of the Company’s real estate portfolio. Same store cash NOI is calculated to exclude non-same store cash NOI. The Company believes that NOI and Cash NOI both serve as useful supplements to net income (loss) because they allow investors and management to measure unlevered property-level operating results and to compare these results to the comparable results of other real estate companies on a consistent basis. The Company uses both NOI and Cash NOI to make decisions about resource allocations and to assess the property-level performance of the real estate portfolio. As an indicator of financial performance, neither metric should be considered as an alternative to net income (loss), determined in accordance with GAAP. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results, both metrics should be evaluated in conjunction with net income (loss) as presented in the consolidated financial statements included on the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2023. Three Months Ended September 30, June 30, March 31, December 31, September 30, 2023 2023 2023 2022 2022 Rental revenue $ 48,542 $ 44,965 $ 49,644 $ 43,905 $ 46,881 Rental expenses (5,005) (4,873) (4,850) (4,731) (4,590) Net operating income 43,537 40,092 44,794 39,174 42,291 Adjustments: Straight-line rent adjustments, net of write- offs (1,217) 25 (1,298) 392 (2,630) Amortization of above (below) market lease intangibles, including ground leases 279 546 285 282 271 Intercompany property management fee 1,237 1,345 1,336 1,268 1,358 Deferred rent 325 344 519 738 299 Cash NOI 44,161 42,352 45,636 41,854 41,589 Non-same store cash NOI (3,850) (2,006) (6,493) (2,489) (2,117) Same store cash NOI 40,311 40,346 39,143 39,365 39,472 General and administrative expenses (4,828) (5,547) (6,103) (5,313) (4,760) Depreciation and amortization (18,097) (18,803) (18,552) (22,756) (18,641) Impairment losses — (6,364) (344) (40,037) — Gain on real estate dispositions 1 — 21 — — Interest and other expenses, net (5,630) (5,523) (5,616) (5,830) (5,498) Straight-line rent adjustments, net of write-offs 1,217 (25) 1,298 (392) 2,630 Amortization of above (below) market lease intangibles, including ground leases (279) (546) (285) (282) (271) Intercompany property management fee (1,237) (1,345) (1,336) (1,268) (1,358) Deferred rent (325) (344) (519) (738) (299) Non-same store cash NOI 3,850 2,006 6,493 2,489 2,117 Net income (loss) attributable to common stockholders $ 14,983 $ 3,855 $ 14,200 $ (34,762) $ 13,392 Glossary | Page23

Q3 | 2023 Total Real Estate Investments at Cost Represents the contractual purchase price of real estate properties acquired, including capitalized acquisition costs, and capital expenditures incurred since acquisition, reduced by the cost basis of properties sold. Same Store Properties Operating properties that were owned and operated for the entirety of all calendar periods being compared, excluding properties under development, re-development, or classified as held for sale. To evaluate properties on a comparable basis, management analyzes metrics of same store properties in order to assess the core operations of the portfolio. By evaluating same store properties, management is able to monitor the operations of the Company's existing properties for comparable periods to measure the performance of the current portfolio and the effects of new acquisitions and dispositions on net income (loss). Remaining Lease Term The number of periods remaining of each tenant’s lease, calculated on a weighted average basis on annualized base rent. Rent Escalation The amount of base rent increases that are included within each tenant’s lease, calculated on a weighted average basis on annualized base rent. Glossary | Page24